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                                                                   Exhibit 31.02

                     CERTIFICATIONS PURSUANT TO SECTION 302
                       OF THE SARBANES-OXLEY ACT OF 2002

Certification:

I, Michael W. Shelton, certify that:

      1. I have reviewed this Annual Report on Form 10-K of FNB Financial Services Corporation;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

      4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

      5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  (b)  Any  fraud,  whether  or  not  material,   that  involves
                  management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 11, 2005


                                          /s/ MICHAEL W. SHELTON
                                          ----------------------
                                          Michael W. Shelton
                                          Chief Financial Officer


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                                                                   Exhibit 32.01

                       FNB FINANCIAL SERVICES CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of FNB Financial Services Corporation (the "Company") certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 11, 2005                     /s/ ERNEST J. SEWELL
                                          --------------------
                                          Ernest J. Sewell
                                          Chief Executive Officer


Dated: March 11, 2005                     /s/ MICHAEL W. SHELTON
                                          ----------------------
                                          Michael W. Shelton
                                          Chief Financial Officer

*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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